Attachment A -------------------- Plan Amendment

Account No.:   QK61757

1.         Section VI.A. of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption
            Agreement #010, which specifies the percentage or amount of Elective Deferrals that may be made by Participants each year, is hereby amended, effective for Plan Years beginning in
            2002, as follows:

VI.       EMPLOYEE CONTRIBUTIONS

[X]      A.         Elective Deferrals:

[   ]       1.         Up to _______%.

[   ]       2.         Participants shall be permitted to make Elective Deferrals in any amount from a minimum of ______% to a maximum of ______% of their Compensation not to exceed $______.

[   ]       3.         Participants shall be permitted to make Elective Deferrals in a flat dollar amount from a minimum of $______ to a maximum of $______, not to exceed
                        ______% of their Compensation.

[X]       4.         Up to the maximum percentage of Compensation and dollar amount permissible under Section 402(g) of the Internal Revenue Code not to exceed the limits of Code Sections 401(k), 404 and 415.

2.         Paragraph B of Section XIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan
            Adoption Agreement #010 entitled "VESTING", is hereby amended, effective for Plan Years beginning in 2002, as follows:

            Notwithstanding anything contained in Adoption Agreement #010 or the Basic Plan
            Document #01 to the contrary, to the extent that the vesting schedule for Discretionary
            Employer Contributions is the same as the vesting schedule for Employer Matching
            Contributions, the vesting schedule for Employer Discretionary Contributions shall be the same as the vesting schedule which applies to Employer Matching Contributions, and shall apply to Participants with an account balance derived from Employer Matching Contributions who work one hour of service under the Plan in Plan Years beginning after 2001.

Plan Name:   PAUL MUELLER COMPANY PROFIT SHARING & RETIREMENT SAVINGS PLAN

Name of Employer:    PAUL MUELLER COMPANY

Executed on behalf of the Employer by:  DONALD E GOLIK

Title:    SENIOR VICE PRESIDENT & CFO

Signature:       /S/ DONALD E. GOLIK
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Date:    JANUARY 8, 2002